UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 12, 2005


                        Defense Technology Systems, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      1-9263                   11-2816128
--------------------------   ------------------------      --------------------
(State of Incorporation or   (Commission File Number)       (I.R.S. Employer
      Organization)                                        Identification No.)


          275K Marcus Blvd.
         Hauppauge, New York                               11788
------------------------------------------        -----------------------------
  (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (631) 951-4000


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 12, 2005, the Board of Directors of Defense Technology Systems, Inc. (the "Company") dismissed the Company's independent registered public accounting firm, BP Audit Group, PLLC ("BP Audit"). In addition, the Company engaged Pollard-Kelley Auditing Services, Inc. ("PKASI") on October 14, 2005 as its new independent registered public accounting firm for its fiscal year June 30, 2005.

     The reports of BP Audit Group, PLLC on the financial statements of the Company as of and for the fiscal years ended June 30, 2004 and June 30, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle; except that their reports on the Company's financial statements as of and for each of the years ended June 30, 2004 and 2003 were modified to include reference to a substantial uncertainty about the Company's ability to continue as a going concern

     During the fiscal years ended June 30, 2004 and 2003 and through October 12, 2005, there were no disagreements with BP Audit on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BP Audit, would have caused BP Audit to make reference thereto in its report on the Company's financial statements for such years.

     During the Company's two most recent fiscal years and the subsequent interim period though October 12, 2005 there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-B.

     A letter from BP Audit is attached hereto as Exhibit 16.1 indicating its agreement with the above disclosures.

     During the two most recent fiscal years and the subsequent interim period to October 14, 2005, the Company did not consult with PKASI regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report nor oral advice provided to the Company that PKASI concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting; or (ii) any matter which was the subject of either a "disagreement" or "reportable event" as each is defined in Items 304(a)(1)(iv) and (v) of Regulation S-B, respectively.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

Not applicable.

     (b) Pro forma financial information.

Not applicable.

     (c) Exhibits.

Exhibit No.     Description
----------     --------------------------------

16.1     *     Letter from BP Audit Group, PLLC dated October 18, 2005.

---------------

* Filed herewith.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 18, 2005
                                      DEFENSE TECHNOLOGY SYSTEMS, INC.

                                      By: /s/ Philip J. Rauch
                                          ------------------------------------
                                          Philip J. Rauch
                                          Chief Operating  & Financial Officer